A Proven History of Shareholder Value Creation And Commitment to Our Communities 1st Quarter 2022 Lakeland Financial Corporation LKFN L I S T E D

2

3 David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

4 This presentation contains, and future oral and written statements of the Company and its management may  contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of  1995. Forward‐looking statements are not historical facts and are generally identifiable by the use of words  such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,”  “could,” “should,” or other similar expressions. All statements in this presentation, including forward‐looking  statements, speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently  uncertain and, accordingly, you are cautioned not to place undue reliance on any forward‐looking statement.  Actual results could differ materially from those addressed in the forward‐looking statements as a result of  numerous factors, including, without limitation: (i) the effects of future economic, business and market  conditions and changes, including the effects of governmental monetary and fiscal policies, (ii) the risks of  changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and  liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iii) changes in  borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any legislative and regulatory  changes, including changes in tax and banking laws and regulations and their application by the Company’s  regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio,  underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital  position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10‐K for the  year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the  Company’s other filings with the Securities and Exchange Commission. Forward‐Looking Information

5 Bank Director’s 2021 Scorecard

Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 6 Long Term Success for Shareholders (including LKFN) Source: S&P Capital IQ Pro. Financial data is as of December 31, 2021. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 3/22/22; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2012 through December 31, 2021). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020 and 2021. 10 Institutions LTM ROE >13% 23 Institutions 163 Institutions 212 Institutions

7 Strong Capital Structure $1 .2 1 $2 3. 71 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 Tangible Book Value(1) Per Share (1)compounded annual growth rate computed from 1991‐2021 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the First Quarter 2022 Earnings Press Release and Form 8‐K. Tangible  Common Equity 91.7% Reserves 8.3% Key Ratios and Per Share Data as of  March 31, 2022 TCE/Tangible Assets 9.22% Total Risk‐Based 15.15% Leverage 10.47% Book Value $23.86 Tangible Book Value $23.71

8 Interest Rate Sensitivity Highly Asset Sensitive Balance Sheet Fixed Rate $1,267,087 32% Prime $1,407,983 35% 1 Month LIBOR $785,760 20% FHLB/Other $507,668 13% Commercial Loans $3.9 billion as of March 31, 2022 (000’s) • Every 25 basis point move up in the  federal funds rate is expected to  improve margin by 6‐8 basis points • Fixed rate loans have shorter,  average terms of 5 years • Cost of funds at historic lows • Excess liquidity will likely contribute  to nominal increases in cost of funds • 90% of loan portfolio consists of  commercial loans

9 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana •52 branch offices ‐ $6.6 billion banking assets ‐ $2.9  billion trust, retirement and investment brokerage assets •Focused on execution – “blocking and tackling” •Continued growth potential

10 30 Years of Organic Growth $2 ,7 07 $9 5, 73 3 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Net Income Record Net Income for 31 of 33 Years N et  In co m e Compound Annual Growth 1991 – 2021 • Loans = 11% • Deposits = 11% • Net Income = 13% • Earnings Per Share = 12% (000’s)

11 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

12 Strong Regional and Statewide Economy Indiana Unemployment Rate is Significantly Lower Than the National Average Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 9. 6% 9. 0% 8. 8% 6. 5% 5. 2% 4. 6% 3. 8% 3. 3% 3. 7% 3. 0% 11 .3% 4. 5% 2. 4% 9. 6% 9. 0% 9. 0% 6. 9% 5. 6% 5. 1% 4. 3% 3. 8% 4. 1% 3. 4% 11 .9% 4. 7% 2. 7% 9. 5% 8. 7% 8. 1% 7. 0% 5. 8% 5. 2% 4. 9% 4. 4% 4. 1% 3. 8% 13 .0% 6. 6% 4. 1% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2011 Feb 2012 Feb 2013 Feb 2014 Feb 2015 Feb 2016 Feb 2017 Feb 2018 Feb 2019 Feb 2020 Feb 2020 May 2021 Feb 2022 Feb Consolidated LCB Footprint Indiana United States U ne m pl oy m en t

Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

14 Commercial Banking Focus Experienced Relationship Driven Team • 39 credit “smart” commercial bankers • Average 23 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and administrative  support • We cross‐sell aggressively by leveraging technology

15 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • Orientation towards owner occupied and well structured  nonowner occupied real estate

16 Corporate Social Responsibility 150 Year History of Focusing on Our Customers, Employees  and Our Communities •Supporting our communities since 1872 •Building and caring for our team •Delivering loan products to our communities •Supporting financial literacy •Protecting our customers and their data •Caring for the environment •Evolving our ESG program to remain progressive

17 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  initiatives underway • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

18 Mature1 Market Deposit Performance Organic Growth 2011 ‐ 2021 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/21 Statistics  $2,501 $2,180 $2,157 $944 $622 $499 $322 $296 $51 ‐$215 ‐$350 $150 $650 $1,150 $1,650 $2,150 $2,650 Lake City Bank JPM  Chase 1st Source Flagstar First M erchants Star PN C Fifth Third O ld N ational KeyBank Lake City Bank has grown deposits by  110% over the last ten‐year period.

19 Organic Growth Indianapolis Market Opportunity Indianapolis Market Banks Share of Market 1. JPM Chase 23% 2. PNC 14% 3. Merchants Bank 11% 4. Fifth Third 10% 5. Huntington National 7% 6. BMO Harris 5% 7. Bank of America 5% 8. First Internet Bank 5% 9. National Bank of Indy 4% 10. KeyBank 4% 16. Lake City Bank 1% Marion, Hamilton and Johnson Counties as of 6/30/21;  Source: FDIC 6/30/21 Statistics 88% 12% Out of State In State Deposit Market Share

20 (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) Hoosiers By The Numbers‐ Indiana Department of Workforce Development (3) IN.gov‐ Indiana employment report (4) Indiana Economic Forecast Update December 2021, ISH Markit A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs increased 1.54% from December 2019 to  December 2021(2) • U.S. Census Bureau announced Indiana’s population grew by  4.7% between 2010 and 2020 • Indiana unemployment at 2.7% as of December 2021(3) • Forecast of real GDP growth of 5.7% for 2021(4) • Indiana Economy has rebounded from pandemic • Supply chain and labor availability challenges continue

21 Core Deposit Funding Core Deposit Growth Adds Liquidity to Balance Sheet • Deposit surge from PPP funding and stimulus  • DDA growth over two years of 78% – Retail growth of 91% – Commercial growth of 77% • Capitalize on market disruption in our footprint to grow deposits • Emphasize checking account relationship products and flexible  solutions including Lake City Bank Digital platform • Leverage demographic and lifestyle data • Omni channel media campaign is utilized

22 Commitment to Technology and Cyber Risk Management Innovation and Competitive Technology is a Focus • Fintech partnerships play a growing role in our technology • Investments in Lake City Bank Digital, our focus on a solution that  is experiencing increased demand • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • Cybersecurity protection expands • AI and data gathering and analysis is playing an increasingly  important role  • Branch of the future proof of concept implemented in 2021

23 Channel Utilization Over Three Year Horizon Mobile Adoption is Growing Rapidly (1) Measurement period includes twelve months of data ending March 31, 2019 and March 31, 2022 (2) Includes mobile phone, Apple watch & iPad app use Channel Type Total Transactions 2019(1) % of Total Total  Transactions  2022(1) % of Total Three  Year  Change Branch Transactions 2,332,024 19% 2,029,503 14% (13)% ATM/ITM 933,049 8% 878,935 6% (6)% Online Logins 5,066,424 41% 4,803,141 34% (5)% Mobile Logins(2) 3,755,445 31% 6,176,124 44% 64% Telephone Banking 201,936 2% 226,173 2% 12% Total 12,288,878 100% 14,113,876 100% 15%

24 Customer Composition and Digital Adoption March 2022 16% 25% 19% 31% 9% CUSTOMER BREAKDOWN 21% 25% 21% 18% 13% DIGITAL ADOPTION Gen Z Millennial Gen X Baby Boomer Mature Gen Z 1996 – Current  Millennial 1977 – 1995 Gen X 1965 – 1976  Baby Boomer 1946 – 1964  Mature 1945 or before

25 Technology Focused Solutions Commitment to Technology and Cyber Risk Management

Financial Performance

27 Income Performance Metrics LKFN Performance Exceeds National and Indiana Peers and Maintains Strong Capital Levels 1.29% 1.69% 1.76% 1.55% 1.56% 1.44% 12.72% 16.51% 15.47% 13.51% 14.19% 14.04% 12.83% 16.64% 15.57% 13.59% 14.27% 14.12% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2017 2018 2019 2020 2021 YTD 2022 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price     Performance Review March 31, 2022 ROAE and ROATE LTM Peer Data1 National Indiana ROAE             11.2%          11.1% ROATE           12.8%          12.3% ROAA LTM Peer Data1 National Indiana ROAA      1.11%               1.17%

$57,330 $80,411 $87,047 $84,337 $95,733 $22,983 $23,642 $2.23 $3.13 $3.38 $3.30 $3.74 $0.90 $0.92 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2017(1) 2018 2019 2020 2021 YTD 2021 YTD 2022 Net Income Diluted EPS 28 Net Income and EPS Profitability Improves in 2022 (1) Includes impact of tax reform of $4.1 million income tax provision for 2017 2022 Net Income increase  3% 2022 Diluted EPS increase  2% N et  In co m e EP S (000’s)

$92,634 $105,344 $110,620 $118,646 $118,521 $29,490 $28,598 2.08% 2.21% 2.24% 2.19% 1.93% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets 29 Pretax Pre‐Provision Earnings Growth in Net Interest Income Offset by Decline in Noninterest Income Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the First Quarter 2022 Earnings Press Release and Form 8‐K. 2022 Pretax Pre‐Provision Earnings YOY Decrease (3)%  Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s (000’s)

96% 94% 94% 95% 83% 74% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2017 2018 2019 2020(1) 2021(1) YTD 2022 (1) Retail Commercial Average Loans to Average Deposits 30 Average Loans Organic Loan Growth ex PPP of $119 million or 3% for 2022 (1) Includes $377 million in Average PPP loans in 2020, $238 million in December 31, 2021, and $18 million in 2022 2022 YOY Decrease (6)% Lo an s Lo an s t o  De po sit  R at io $3,610,908 $3,843,912 $3,974,532 $4,424,472 $4,421,094 (000’s) $4,300,926

31 Line of Credit Utilization Utilization Continues to Improve in 2022 $1 ,6 11 $1 ,5 91 $1 ,5 88 $1 ,7 53 $1 ,7 15 $1 ,6 55 $1 ,6 64 $1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,4 68 $1 ,4 93 $1 ,5 46 $1 ,5 14 $1 ,6 12 $1 ,6 11 $1 ,8 06 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 52% 52% 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 25% 35% 45% 55% 65% 75% 85% 95% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Outstanding Available % Line Usage 3, 07 9 3, 08 4 3, 13 4 PPP Round 1 PPP Round 2 3, 26 7 3, 32 7 3, 26 6 3, 47 0 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 10 1 4, 09 9

32 Loan Breakdown C&I Drives Lending Business Commercial & Industrial $1,463,457 33%Commercial RE ‐ Owner  Occupied $724,588 17% Commercial RE ‐ Nonowner Occupied $619,163 14% Commercial RE ‐Multifamily $214,003 5% Commercial RE ‐ Construction $399,618 9% Agri‐business ‐ Agriculture $423,669 10% Other  Commercial $78,412 2% Residential  Mortgage $180,448 4% Home Equity $158,583 4% Installment ‐ Other Consumer $94,530 2% $4.4 billion as of March 31, 2022 (000’s) Commercial   90% Consumer      10%

$3,757,209 $4,093,894 $4,242,524 $4,650,597 $5,357,284 $5,848,638 95% 97% 98% 98% 99% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2017 2018 2019 2020 2021 YTD 2022 Average Deposits % of Funding 33 Average Deposits Deposit Growth Slows in 2022 2022 YOY Growth 15% De po si ts De po sit s a s a  P er ce nt  o f T ot al  F un di ng (000’s)

34 Deposit Breakdown Deposit Costs at a Historic Low Total Retail $2,187,733 38% Total Public Fund $1,340,566 23% Total Commercial $2,282,082 39% Brokered Deposits $10,244 0% March 31, 2022 Total Deposits ‐ $5.8 billion (000’s) 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10% 1.35% 0.63% 0.28% 0.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Cost of Deposits Deposit Composition at end of period 2009 2022 Non‐interest Bearing Demand Deposits 12% 32% Interest Bearing Demand, Savings & MMA 34% 54% Time Deposits > or = to $100,000 35% 11% Time Deposits < $100,000 19% 3% Total Deposits (billions) $1.9 $5.8

35 Investment Portfolio Excess Liquidity Temporarily Deployed to Investment Portfolio 14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 13.6% 21.4% 23.2% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 26.0% 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) 2022(3) In ve st m en ts  a s a  %  o f A ss et s (1) Ratio for 12/31/20 excludes PPP loans of $412 million in total assets (2) Ratio for 12/31/21 excludes PPP loans of $26 million in total assets (3) Ratio for 3/31/22 excludes PPP loans of $13 million in total assets March 31, 2022 Weighted  Maturity Book Yield Market Value US Govt REMICS 4.90 2.16 152,590 US Govt Pools 6.55 1.91 443,731 US Agencies 8.52 1.55 152,892 US Treasury Notes/Bills 0.86 1.23 2,247 Exempt Municipals (TEY) 16.66 2.99 770,979 CMCL CMO 0.07 2.31 96 Total (Tax‐Equivalent Yield) 11.66 2.44% $1,522,535 US Govt Treas 0.15% US Govt Remics 10.02% US Govt Pools  29.14% Exempt Municipals 50.64% CMCL CMO 0.01% US Govt Agencies 10.04% Portfolio Effective Duration 6.0 years  as of March 31, 2022

$135,892 $151,271 $155,047 $163,008 $178,088 $43,679 $44,880 3.33% 3.43% 3.38% 3.19% 3.07% 3.19% 2.93% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 Net Interest Income Net Interest Margin, fully tax equivalent 36 Net Interest Income Growth in Net Interest Income Impacted by Growth in Loans 2022 YOY Growth 3% N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt (000’s)

1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 32% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 22% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 5.04% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Impaired and Watch List Loans to Total Loans excluding PPP 37 Asset Quality Watchlist Trends Continue to Improve N on pe rf or m in g  As se ts  to  T ot al  A ss et s Im pa ire d  an d  W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

38 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 06% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.56% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

$36,009 $40,302 $44,997 $46,843 $44,720 $12,557 $10,687 22% 21% 22% 22% 20% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 39 Non‐Interest Income Growth in Fee Generating Lines of Business is Offset by Decline in Mortgage Banking Income  2022 YOY Decrease (15%) (000’s)

40 Non‐Interest Expense Disciplined Operating Expense Management 2022 YOY Increase 1%  $79,267 $86,229 $89,424 $91,205 $104,287 $26,746 $26,969 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 (000’s)

41 Efficiency Ratio Efficiency Ratio is Stable 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 49% 40% 45% 50% 55% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Constant investment in technology and facilities

422022 Growth  18% Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $0.85 $1.00 $1.16 $1.20 $1.36 $0.34 $0.40 1.77% 2.25% 2.40% 2.24% 1.70% 1.97% 2.20% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 2017 2018 2019 2020 2021 YTD 2021 YTD 2022 Dividend Per Share ‐ split adjusted Dividend Yield Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

43 LKFN Shareholder Value Total Return Performance from 12/31/01 to 3/31/22 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LKFN S&P 500 S&P US BMI Banks Index S&P 500 Financials 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 1,960.34% 488.49% 151.75% 178.82%

44 Investment Highlights •Proven History of Organic Growth •Disciplined and Focused Strategy •Strong Internal Culture •Consistent Execution •Service Excellence Drives Shareholder Value

Supplemental Information

Allen 17% Elkhart 16%St. Joseph 9% Kosciusko 10% Hamilton 8% Marion 12% Marshall 4% Other IN Counties (1) 18% Outside IN 6% 46 Commercial Loans by County Commercial Customers in 46 Indiana Counties and 22 Other States March 31, 2022 (1) All other counties individually represent less than  0.5% of total (000’s) Commercial Loans  Outstanding as of  3/31/2022 $3.9 billion

47 Larger Market Organic Expansion Organic Growth State  Rank County Primary City Population* LCB  Entry LCB Deposit Market Share** # of Branches 20. Kosciusko  Warsaw 78,988 1872 58% 12 6. Elkhart Elkhart 206,161 1990 26% 10 5. St. Joseph South Bend 271,484 1997 10% 4 3. Allen Fort Wayne 382,187 1999 12% 5 1. Hamilton, Johnson, Marion Indianapolis 1,467,028 2011 1% 6 * Source: STATS Indiana ** Source: FDIC 6/30/21 Statistics

48 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented. Mature Market Strength and Growth  Organic Growth (millions)1 2021 2011 2021 # of  OfficesDeposits Share Deposits Share Increase 1. Lake City Bank $4,778 18.74% $2,277 13.37% 109.84% 51 2. 1st Source $4,670 18.31% $2,513 14.75% 85.83% 53 3. JPM Chase $3,601 14.12% $1,421 8.34% 153.41% 21 4. PNC $1,764 6.92% $1,442 9.47% 22.33% 20 5. First Merchants $1,265 4.96% $643 3.77% 96.73% 10 6. Flagstar $958 3.76% $14 0.08% 6742.86% 23 7. Star $954 3.74% $455 2.67% 109.67% 10 8. KeyBank $769 3.02% $984 5.77% (21.85)% 14 9. Old National $707 2.77% $656 3.85% 7.77% 9 10. Fifth Third $612 2.40% $316 1.85% 96.67% 9 Market Total $25,502 $17,040 49.66%

49Graph presents 12 month projected net interest income simulation  results as of March 31, 2022 using parallel shocks Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet ‐4.08% ‐1.58% 1.06% 2.21% 4.77% 10.14% 15.46% ‐5.00% 0.00% 5.00% 10.00% 15.00% 20.00% NII ‐ Rates Down 50 NII ‐ Rates Down 25 NII ‐ Rates Up 25 NII ‐ Rates Up 50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300